UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2007
Date of Report (Date of earliest event reported)

EPOD INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-32327	91-1953719
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2223 Hayman Road, Kelowna, British Columbia, Canada	V1Z 1Z6
(Address of principal executive offices)	(Zip Code)

(250) 769-0130
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1                 REGISTRANT’S BUSINESS AND OPERATIONS

FORWARD LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute "forward-looking statements". These statements, identified by words such as "plan", "anticipate", "believe", "intend", "estimate", "should", "expect" and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth under Section 3 and elsewhere in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the "SEC"), particularly our Annual Reports on Form 10-KSB, our Quarterly Reports on Form 10-QSB and our Current Reports on Form 8-K.

As used in this report, the terms "we", "us", "our", "EPOD" and the "Company" mean EPOD International Inc., unless otherwise indicated.

SECTION 3                  SECURITIES AND TRADING MARKETS

ITEM 3.01                     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD: TRANSFER OF LISTING.

On May 14, 2007, EPOD International Inc. (the "Company"), received notification of a decision from the NASD, following a telephonic hearing, which took place on May 9, 2007. In its decision, the NASD notified the Company that the Company’s common stock would be removed from quotation on the OTCBB, effective the opening of business on May 16, 2007.

This action was taken pursuant to NASD Rule 6530 and 6540 that in part provide that if an issuer is delinquent in its reporting obligations to the SEC three times in a 24-month period, it will be ineligible for quotation on the OTCBB for a period of one year.

The Company’s common stock will continue to be quoted on the "Pink Sheets" under the symbol "EPOI". Management intends to re-apply to the OTCBB after the one-year period.

On May 16, 2007, the Company issued a press release announcing the delisting, which is filed as an exhibit hereto.

SECTION 9             FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01                FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press release dated May 16, 2007, of EPOD International Inc., announcing its delisting from the OTCBB.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPOD INTERNATIONAL INC.

Date: May 17, 2007
By:
/s/: L. Mark Roseborough
L. MARK ROSEBOROUGH
President and Chief Executive Officer